UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 24, 2008

Date of Report (Date of earliest event reported)

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction)

0-32593

(Commission File Number)

73-1599600

(IRS Employer Identification No.)

112 E. Oak Street, Suite 200, Palestine, Texas, 75801

(Address of principal executive offices)

(903) 723-0395

Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers

Effective March 24, 2008, Mr. John Punzo resigned as a director of Wentworth Energy, Inc. (the “Company”) to pursue other professional opportunities.  Mr. Punzo’s resignation did not result from any disagreement with the Company concerning any matter relating to the Company’s operations, policies or practices.  In connection with his resignation, Mr. Punzo furnished the correspondence that is filed as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits

Exhibits

99.1   Correspondence from Mr. John Punzo dated March 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2008

WENTWORTH ENERGY, INC.

/s/ David W. Steward

David W. Steward, CEO

Exhibit 99.1  Correspondence from Mr. John Punzo dated March 24, 2008.

March 24, 2008

Wentworth Energy, Inc.

112 E. Oak Street

Suite 200

Palestine, TX  75801

Re:

Resignation

Dear Sirs:

I hereby resign as a director of Wentworth Energy, Inc. as of the date hereof.  My resignation is not the result of any disagreement with Wentworth Energy, Inc.

Yours truly,

/s/ John Punzo

John Punzo